UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2025

My City Builders, Inc.
(Exact name of Registrant as specified in its charter)

Nevada	000-55233	27-3816969
(State or other Jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer I.D. No.)

100 Biscayne Blvd., #1611

Miami, FL 33132

Phone: (786) 553-4006

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a- l2 under the Exchange Act (17 CFR 240. l4a- l2)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240. l4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. l3e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement & Amendments

On July 8, 2025, My City Builders, Inc., (the “Company”) entered into a Share Purchase Agreement, (the “Agreement”) with, RAC Merger, LLC (the “Merger LLC”). The Merger LLC is owned by the following shareholders, officers and directors (the “Affiliates”) of the Company or its wholly owned subsidiary, RAC Real Estate Acquisition Corp. (“RAC”):

•	Yolanda Goodell – shareholder, interim chief executive officer and director of the Company, vice president and director of RAC.
•	Francis Pettilloni – shareholder, interim chief financial officer and director of the Company, chief operating officer and director or RAC.
•	Frank Gillen – shareholder of the Company and president and director of RAC.
•	Jose Maria Eduardo Gonzales Romero – shareholder, former chief executive officer and director of the Company.

As a result of the Agreement, the Merger LLC purchased 1,000 shares of RAC’s common stock from the Company (the “Shares”) (which constitute 100% of the issued and outstanding shares of RAC) in exchange for consideration in the amount of $2,374,896.00. The consideration is to be distributed pro rata to the Company’s shareholders. However, since the Merger LLC is made up of the Affiliates who own 98.5% of the current issued and outstanding common stock of the Company, in lieu of the any distribution to the Affiliates, the Affiliates portion of the distribution  in the amount of $2,339,272.56 is satisfied by the assignment of the Shares to the Merger LLC and the remainder of the distribution in the amount of $35,623.44, paid by the Merger LLC, will be distributed pro rata to the remaining Company shareholders. Further, as a result of the sale of the stock of the Company’s wholly owned operating company, RAC is now wholly owned by Merger LLC.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth under Item 1.01 if this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sale of Equity Securities

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The Company sold the Shares to the Merger LLC pursuant to section 4(a)(1) of the Securities Act of 1933, as Amended (the “Securities Act”), resale of securities exception. The Company has held the Shares for over 2 years and is not engaged in a distribution of securities and is not an underwriter as defined in Section 2(a)(11) of the Securities Act.

Item 5.06 Change in Shell Company Status

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the Agreement, the Company is no longer an operating company and would be considered a “shell company” as the term is defined in Rule 12b-2 under the Exchange Act.

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Item 9.01 Financial Statements and Exhibits

(d) The exhibits listed in the following Exhibit Index are filed as part of this report:

Exhibit No.	Description
99.1	Share Purchase Agreement by and between My City Builders, Inc. and RAC Merger, LLC dated effective July 8, 2025.

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SIGNATURES

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

My City Builders, Inc.

By /s/ Yolanda Goodell	August 19, 2025
Yolanda Goodell	Date
Its: Interim Chief Executive Officer

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